EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated November 5, 1999, December 3, 1999, December 15, 1999 and February 11, 2000, which appear in iExalt, Inc. Current Reports on Forms 8-K/A dated December 15, 1999, February 14, 2000 and March 16, 2000.

                           /s/ HARPER & PEARSON COMPANY
                           ----------------------------
                           HARPER & PEARSON COMPANY

Houston, Texas
August 17, 2000